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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Section 240.14a-12

Madison Strategic Sector Premium Fund
(Name of Registrant As Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No Fee Required
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

SEC 1913 (04-05)

Madison Strategic Sector Premium Fund
550 Science Drive
Madison, WI 53711

Notice of Annual Meeting of Shareholders

To be held on July 25, 2006

Notice is hereby given to the holders of common shares of beneficial interest, par value $0.01 per share ("Common Shares"), of the Madison Strategic Sector Premium Fund (the "Fund") that the annual meeting of shareholders of the Fund (the "Annual Meeting") will be held at the offices of the Fund, 550 Science Drive, Madison, WI 53711, on Tuesday, July 25, 2006, at 10:00 a.m. (Central time). The Annual Meeting is being held for the following purposes:

1. To elect one Trustee as Class I Trustee to serve until the Fund's 2009 annual meeting of shareholders or until a successor shall have been elected and qualified.

2. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

THE BOARD OF TRUSTEES (THE "BOARD") OF THE FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

The Board has fixed the close of business on June 22, 2006 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. We urge you to mark, sign, date, and mail the enclosed proxy in the postage-paid envelope provided or record your voting instructions via telephone or the internet so you will be represented at the Annual Meeting..

By order of the Board of Trustees

(signature)

W. Richard Mason, Secretary of the Fund
Madison, Wisconsin
June 29, 2006

It is important that your shares be represented at the annual meeting in person or by proxy. Whether or not you plan to attend the annual meeting, please vote by telephone, internet or mail.  If voting by mail, please sign, date and return the enclosed proxy card in the accompanying postage-paid envelope.  Your vote is extremely important.  No matter how many or how few shares you own, please send in your proxy card (or vote by telephone or through the internet pursuant to the instructions contained on the proxy card) today.

Madison Strategic Sector Premium Fund
Proxy Statement
For
Annual Meeting of Shareholders
To Be Held on July 25, 2006

This document will give you the information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Shareholders ("Notice of Annual Meeting"). Much of the information in this proxy statement ("Proxy Statement") is required under rules of the Securities and Exchange Commission ("SEC"); some of it is technical. If there is anything you don't understand, please contact us at our toll-free number, 800-767-0300.

This Proxy Statement is furnished to the holders of common shares of beneficial interest, par value $0.01 per share ("Common Shares"), of the Madison Strategic Sector Premium Fund (the "Fund") in connection with the solicitation by the Board of Trustees of the Fund (the "Board") of proxies to be voted at the annual meeting of shareholders of the Fund to be held on Tuesday, July 25, 2006, and any adjournment or postponement thereof (the "Annual Meeting"). The Annual Meeting will be held at the offices of the Fund, 550 Science Drive, Madison, Wisconsin 53711 at 10:00 a.m. (Central time). This Proxy Statement and the enclosed proxy card are first being sent to the Fund's shareholders on or about June 29, 2006.

If you attend the annual meeting and wish to vote in person, you will be able to do so and your vote at the annual meeting will revoke any proxy you may have submitted. Merely attending the annual meeting, however, will not revoke any previously submitted proxy.

The Fund will furnish, without charge, a copy of the Fund's most recent Annual Report and Semi-Annual Report to any shareholder upon request. Requests should be directed to Madison Asset Management, LLC, 550 Science Drive, Madison, Wisconsin 53711, or by calling, toll-free, 800-767-0300.

- Why is a shareholder meeting being held?

Because the Common Shares of the Fund are listed on the New York Stock Exchange (the "NYSE"), which requires the Fund to hold an annual meeting of shareholders.

- What proposal will be voted on?

Shareholders of the Fund are being asked to elect one Trustee as a Class I Trustee to serve until the Fund's 2009 annual meeting of shareholders or until a successor shall have been elected and qualified (the "Proposal").

- Will your vote make a difference?

YES! Your vote is important and could make a difference in the governance of the Fund, no matter how many shares you own.

Madison Strategic Sector Premium Fund                                                                                                                                                                        Page 2
Annual Meeting July 25, 2006

- Who is asking for your vote?

The enclosed proxy is solicited by the Board for use at the Annual Meeting to be held on Tuesday, July 25, 2006, and, if the Annual Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Annual Meeting (see previous page). The Notice of Annual Meeting, the proxy and this Proxy Statement are being mailed on or about June 29, 2006.

- How does the Board recommend that shareholders vote on the proposal?

The Board recommends that you vote "for" the Proposal.

- Who is eligible to vote?

Shareholders of record of the Fund at the close of business on June 22, 2006 are entitled to be present and to vote at the Annual Meeting or any adjournment or postponement thereof. Each share is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with your instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with the Board's recommendation.

If any other business is brought before the Annual Meeting, your shares will be voted at the proxies' discretion unless you specify otherwise in your proxy.

- How many shares of the Fund were outstanding as of the Record Date?

At the close of business on June 22, 2006, the Fund had 5,662,480 Common Shares outstanding.

Madison Strategic Sector Premium Fund                                                                                                                                                                        Page 3
Annual Meeting July 25, 2006

THE PROPOSAL: TO ELECT A TRUSTEE

The Trustees of the Fund are classified into three classes of Trustees: Class I Trustees, Class II Trustees and Class III Trustees. Shareholders are being asked to elect Mr. Philip E. Blake as a Class I Trustee at the Annual Meeting.  Assuming the nominee is elected at the Annual Meeting, the Board will be constituted as follows:

Class I Trustee

-Mr. Philip E. Blake is the sole Class I Trustee. He is standing for re-election at the Annual Meeting. It is currently anticipated that the Class I Trustee will next stand for election at the Fund's 2009 annual meeting of shareholders.

Class II Trustees

-Mr. James R. Imhoff, Jr. and Ms. Katherine L. Frank are the Class II Trustees. It is currently anticipated that the Class II Trustees will stand for election at the Fund's 2007 annual meeting of shareholders.

Class III Trustees

-Mr. Frank E. Burgess and Mr. Lorence D. Wheeler are the Class III Trustees. It is currently anticipated that the Class III Trustees will stand for election at the Fund's 2008 annual meeting of shareholders.

Generally, the Trustees of only one class are elected at each annual meeting, so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three year period. The Class I Trustee will hold office for three years or until his successor shall have been elected and qualified. The other Trustees of the Fund will continue to serve under their current terms. The Class I Trustee is currently a Trustee of the Fund. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy "FOR" the election of the Class I Trustee named above. The Class I Trustee has indicated that he has consented to serve as a Trustee if elected at the Annual Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

Certain information concerning the Trustees and officers of the Fund is set forth in the tables below. The "interested" Trustees (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")) are indicated below. Independent Trustees are those who are not interested persons of the Fund, the Fund's investment adviser, Madison Asset Management, LLC and Madison Investment Advisors, Inc. (together, "Madison" (the "Investment Adviser")) and comply with the definition of "independent" (as defined in Rule 10A-3 of the Securities Exchange Act of 1934) (the "Independent Trustees"). The Fund is part of a fund complex (referred to herein as the "Fund Complex") comprised of thirteen open-end (mutual) funds and the Fund, a closed-end fund. The business address of each Trustee and officer of the Fund is c/o Madison Asset Management, LLC, 550 Science Drive, Madison, Wisconsin 53711.

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Annual Meeting July 25, 2006

Independent Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen (3)	Other Directorships Held
Philip E. Blake 550 Science Drive Madison, WI 53711 Born 1944	Trustee	Since March 2005 (1)(2)	Private investor; retired President and CEO of Madison Newspapers, Inc. and Vice President, Lee Enterprises Incorporated; managing partner of Forecastle, Inc. (2000- present).	14	Madison Newspapers, Inc. Forecastle, Inc., and Nerites, Inc.; Trustee of Madison Claymore Covered Call Fund
James R. Imhoff, Jr. 550 Science Drive Madison, WI 53711 Born 1944	Trustee	Since March 2005 (2)	Chairman and CEO of First Weber Group, Inc. (real estate brokers) of Madison, WI.	14	Park Bank; Trustee of Madison Claymore Covered Call Fund
Lorence D. Wheeler 550 Science Drive Madison, WI 53711 Born 1938	Trustee	Since March 2005 (2)	Retired investor; formerly Pension Specialist for CUNA Mutual Group (insurance) and President of Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide).	14	Grand Mountain Bank, FSB; Trustee of Madison Claymore Covered Call Fund

Interested Trustees
Frank E. Burgess (4) 550 Science Drive Madison, WI 53711 Born 1942	Trustee and Vice President	Since March 2005 (2)	Founder, President and Director of Madison Investment Advisors, Inc., President of Madison Asset Management, LLC	14	Capital Bankshares, Inc., Santa Barbara Community Bancorp and Outrider Foundation, Inc.; Trustee of Madison Claymore Covered Call Fund
Katherine L. Frank (4) 550 Science Drive Madison, WI 53711 Born 1960	Trustee (2) and President	President since March 2005, Trustee since April 2005 (2)	Principal and Vice President of Madison Investment Advisors, Inc. and Vice President of Madison Asset Management, LLC and President of funds in the fund complex	8	None

Officers

The following information relates to the executive officers of the Fund who are not Trustees. The officers are appointed by the Trustees and serve until their respective successors are chosen and qualified. The Fund's officers receive no compensation from the Fund but may also be officers or employees of Madison or affiliates of Madison and may receive compensation in such capacities.

Jay R. Sekelsky 550 Science Drive Madison, WI 53711 Born 1959	Vice President	Indefinite Term since March 2005	Principal and Vice President of Madison Investment Advisors, Inc. and Vice President of Madison Mosaic, LLC and Vice President of funds in the fund complex	14	None
Ray DiBernardo 550 Science Drive Madison, WI 53711 Born 1962	Vice President	Indefinite Term since March 2005	Principal and Vice President of Madison Investment Advisors, Inc.	Only the Fund	None
W. Richard Mason 8777 N. Gainey Center Drive, #220 Scottsdale, AZ 85258 Born 1960	Secretary, General Counsel and Chief Compliance Officer	Indefinite Terms since March 2005	Principal of Mosaic Funds Distributor, LLC; General Counsel and Chief Compliance Officer for Madison Investment Advisors, Inc., Madison Scottsdale, LC, Madison Asset Management, LLC and Madison Mosaic, LLC and Secretary, General Counsel and Chief Compliance Officer of funds in the fund complex.	14	None
Greg Hoppe 550 Science Drive Madison, WI 53711 Born 1969	Treasurer and Chief Financial Officer	Indefinite Term since March 2005	Vice President of Madison Mosaic, LLC and Chief Financial Officer of funds in the fund complex	14	None

(1) Nominee for election as a Trustee at the Annual Meeting.

(2) After a Trustee's initial term, each Trustee is expected to serve a three year term concurrent with the class of Trustees for which he serves.

(3) The Fund complex is comprised of thirteen open-end (mutual) funds and the Fund, a closed-end fund.

(4) Each of Mr. Burgess and Ms. Frank serve as an officer of Madison.  Since Madison serves as the investment advisor to the Trust, each of these individuals is considered an "interested person" of the Trust as the term is defined in the Investment Company Act of 1940.

- Does the Board have any Committees?

Yes. The Trustees have determined that the efficient conduct of the Trustees' affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. Two of the committees of the Board are the Audit Committee and the Nominating and Governance Committee.

Audit Committee

The Board has an Audit Committee, composed of Philip E. Blake, James R. Imhoff, Jr. and Lorence D. Wheeler. In addition to being Independent Trustees as defined above, each of these Trustees also meets the additional independence requirements for audit committee members as defined by the NYSE. The Audit Committee is charged with selecting a firm of independent accountants for the Fund and reviewing accounting matters with the accountants.

The Audit Committee presents the following report:

The Audit Committee has performed the following functions: (i) the Audit Committee reviewed and discussed the audited financial statements of the Fund with management of the Fund, (ii) the Audit Committee discussed with the independent auditors the matters required to be discussed by the Statement

Madison Strategic Sector Premium Fund                                                                                                                                                                        Page 7
Annual Meeting July 25, 2006

on Auditing Standards No. 61, (iii) the Audit Committee received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and has discussed with the auditors the auditors' independence and (iv) the Audit Committee recommended to the Board of Trustees of the Fund that the financial statements be included in the Fund's Annual Report for the past fiscal period.

The Audit Committee is governed by a written charter, which was initially approved by the Board on March 2, 2005 (the "Audit Committee Charter").  In accordance with proxy rules promulgated by the SEC, a fund's audit committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement.   The Fund's Audit Committee Charter is attached hereto as Appendix A.

Nominating and Governance Committee

The Board has a Nominating and Governance Committee, which performs the functions set forth in the Fund's Nominating and Governance Committee Charter. The Nominating and Governance Committee is composed of Philip E. Blake, James R. Imhoff, Jr., and Lorence D. Wheeler, all of whom are Independent Trustees.

The Nominating and Governance Committee is governed by a written charter (the "Nominating and Governance Committee Charter").  In accordance with proxy rules promulgated by the SEC, a fund's nominating committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement.  The Fund's Nominating and Governance Committee Charter is attached hereto as Appendix B.

As part of its duties, the Nominating and Governance Committee makes recommendations to the full Board with respect to candidates for the Board. The Nominating and Governance Committee will consider trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating and Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. To have a candidate considered by the Nominating and Governance Committee, a shareholder must submit the recommendation in writing and must include the information required by the Procedures for Shareholders to Submit Nominee Candidates, which are set forth as Appendix A to the Nominating and Governance Committee Charter, which is attached hereto as Appendix B.

The shareholder recommendation must be sent to the Fund's Secretary, c/o Madison Asset Management, LLC, 550 Science  Drive, Madison, Wisconsin 53711.

- Does the Fund have a policy with respect to the attendance of Trustees at the Annual Meeting?

It is the Fund's policy to encourage Trustees to attend annual meetings.

- How can the Fund's shareholders send communications to the Trustees?

Shareholders and other interested parties may contact the Board or any member of the Board by mail. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Fund's Secretary, c/o Madison Asset Management, LLC, 550 Science Drive, Madison, Wisconsin 53711.

- How large a stake do the Trustees have in the Fund?

Madison Strategic Sector Premium Fund                                                                                                                                                                        Page 8
Annual Meeting July 25, 2006

As of June 22, 2006, each Trustees beneficially owned equity securities of the Fund and other funds in the Fund Complex overseen by the Trustee in the dollar range amounts as specified below:

Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Raange of Equity Securities Overseen by Trustees in the Fund Complex*
Independent Trustees
Philip E. Blake	Over $100,000	Over $100,000
James R. Imhoff Jr.	$50,001 - $100,000	Over $100,000
Lorence D. Wheeler	$25,001 - $50,000	Over $100,000
Interested Trustees
Frank E. Burgess	Over $100,000	Over $100,000
Katherine L. Frank	$25,001 - $50,000	Over $100,000

*The Fund Complex is comprised of thirteen open-end (mutual) funds and the Fund, a closed-end fund.

As of June 22, 2006, each Trustee and the Trustees and officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

- How often do the Trustees meet?

Four meetings of the Board were held during the Fund's initial fiscal period ended December 31, 2005. Four meetings of the Fund’s Audit Committee and the Fund’s Nominating and Governance Committee were held during the Fund's initial fiscal period ended December 31, 2005.

Each Trustee attended all (100%) of the meetings of the Board (and any committee thereof on which he serves) held during the Fund's initial fiscal period ended December 31, 2005.

- What are the Trustees paid for their services?

The Fund pays an annual retainer and fee per meeting attended to each Trustee who is not affiliated with the Madison or its affiliates. The following table provides information regarding the compensation of the Fund's Trustees. This table assumes that the Fund had a full fiscal year of operations:

The Fund's Trustees were compensated as follows:

Trustee (1)	Aggregate Estimated Compensation from the Fund (2)	Total Estimated Compensation from the Fund and Fund Complex (3) Paid to Trustees (2)
Philip Blake	$6,000	$24,000
Frank E. Burgess	0	0
Katherine L. Frank	0	0
James R. Imhoff, Jr.	$6,000	$24,000
Lorence D. Wheeler	$6,000	$24,000

Madison Strategic Sector Premium Fund                                                                                                                                                                        Page 9
Annual Meeting July 25, 2006

(1) Trustees not eligible for compensation are not included in the above table.

(2) Assumes the Fund had a full fiscal year of operations.

(3) The Fund Complex is comprised of thirteen open-end (mutual) funds and the Fund, a closed-end fund.

THE BOARD OF THE FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

FURTHER INFORMATION ABOUT VOTING AND THE ANNUAL MEETING

The cost of soliciting proxies will be borne by the Fund, subject to the overall cap on Fund expenses beyond which costs are borne by Madison. In addition, certain officers, directors and employees of the Fund and Madison may solicit proxies by telephone or mail (none of whom will receive additional compensation for doing so).

Information regarding how to vote via telephone or internet is included on the enclosed proxy card. The affirmative vote of a majority of the shares present at the Annual Meeting at which a quorum (i.e., a majority of the shares entitled to vote on the Proposal) is present is necessary to approve the Proposal. The holders of the Fund's common shares will have equal voting rights (i.e. one vote per share).  Abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will be counted as shares present at the Annual Meeting for quorum purposes. However, abstentions and broker non-votes will have no effect on the outcome of the vote on the Proposal.

All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Shareholders may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Fund, by delivering a subsequently dated proxy prior to the date of the Annual Meeting or by attending and voting at the Annual Meeting.

The Board has fixed the close of business on June 22, 2006 as the record date for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Annual Meeting. Shareholders of the Fund on that date will be entitled to one vote on each matter to be voted on by the Fund for each share held and a fractional vote with respect to fractional shares with no cumulative voting rights.

Investment Advisor

Madison Asset Management, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc., is the Fund's investment adviser and is responsible for making investment decisions with respect to the investment of the Fund's assets. Madison is located at 550 Science Drive, Madison, Wisconsin 53711. Madison and its affiliated entities act as investment manager for one other closed-end investment company and as investment adviser to individuals, corporations, pension funds, endowments, insurance companies and mutual funds with assets under management among all such entities exceeding $11 billion as of December 31, 2005.

Independent Registered Public Accountant

Madison Strategic Sector Premium Fund                                                                                                                                                                        Page 10
Annual Meeting July 25, 2006

Grant Thornton, LLP ("GT") has been selected as the independent registered public accountant by the Audit Committee of the Fund and approved by a majority of the Fund's Board, including a majority of the Independent Trustees, to audit the accounts of the Fund for and during the Fund's initial fiscal period ended in 2005 and fiscal year ending in 2006. The Fund does not know of any direct or indirect financial interest of GT in the Fund.

Representatives of GT will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer questions.

Administrator

Madison Investment Advisors, Inc., an affiliate of the Investment Adviser, performs certain accounting and other administrative services pursuant to a Services Agreement.

Audit Fees

The aggregate fees billed to the Fund by GT for professional services rendered for the audit of the Fund's annual financial statements for the Fund's initial fiscal period ended December 31, 2005 were $22,500.

Audit-Related Fees

The aggregate fees billed by GT and approved by the Audit Committee of the Fund for the Fund's initial fiscal period ended December 31, 2005 for assurance and related services reasonably related to the performance of the audit of the Fund's annual financial statements were $787.50 (such fees relate to services rendered, and out of pocket expenses incurred, in connection with Fund registration statements, comfort letters and consents). GT did not perform any other assurance and related services that were required to be approved by the Fund's Audit Committee for such period.

Tax Fees

The aggregate fees billed by GT and approved by the Audit Committee of the Fund for the Fund's initial fiscal period ended December 31, 2005 for professional services rendered for tax compliance, tax advice, and tax planning were $562.50 (such fees relate to tax services provided by GT in connection with the Fund's  tax calculations and tax-related advice for planning purposes). GT did not perform any other tax compliance or tax planning services or render any tax advice that were required to be approved by the Fund's Audit Committee for such period.

All Other Fees

GT received fees of $8,425.35 related to the initial "seed money" audit of the Fund conducted as required in connection with the preparation of Fund's initial public offering disclosure documentation.  Other than those services described above, GT did not perform any other services on behalf of the Fund for the Fund's initial fiscal period ended December 31, 2005.

Aggregate Non-Audit Fees

The aggregate non-audit fees billed by GT for the Fund's initial fiscal period ended December 31, 2005 for services rendered to the Fund were $0.

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Annual Meeting July 25, 2006

In addition, the aggregate non-audit fees billed by GT for the Fund's initial fiscal period ended December 31, 2005 for services rendered to Madison, or any entity controlling, controlled by, or under common control with Madison that provides ongoing services to the Fund were $0.

Audit Committee's pre-approval policies and procedures

On March 2, 2005, the Audit Committee of the Fund adopted Pre-Approval Policies and Procedures, which are attached to the Audit Committee Charter of the Fund which appears in Appendix A hereto. The Audit Committee of the Fund has approved all audit and non-audit services provided by GT to the Fund, and all non-audit services provided by GT to Madison, or any entity controlling, controlled by, or under common control with Madison that provides ongoing services to the Fund which are related to the operations of the Fund.

Principal Shareholders

As of June 22, 2006, to the knowledge of the Fund, no person beneficially owned more than 5% of the voting securities of any class of securities of the Fund.

"Section 16(a)" Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require the Fund's officers and Trustees, certain officers of the Fund's investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of the Fund's shares to file certain reports of ownership ("Section 16 filings") with the SEC and the New York Stock Exchange. Based upon the Fund's review of the copies of such forms effecting the Section 16 filings received by it, the Fund believes that for Fund's initial fiscal period ended December 31, 2005, all filings applicable to such persons were completed and filed in a timely manner, except as follows:

Form 3 submissions, disclosing that certain persons became reporting persons of the Fund during the fiscal period ended December 31, 2005, inadvertently were not filed in a timely manner; one Form 4 submission, disclosing changes in share ownership by Lorence D. Wheeler relating to transactions in Common Shares, was inadvertently filed late.

Privacy Policy of the Fund

The Fund is committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to employees of Madison (and its affiliates) with a legitimate business need for the information. The Fund maintains

Madison Strategic Sector Premium Fund                                                                                                                                                                        Page 12
Annual Meeting July 25, 2006

physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Deadline for Shareholder Proposals

Shareholder proposals intended for inclusion in the Fund's proxy statement in connection with the Fund's 2007 annual meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the "Exchange Act") must be received by the Fund at the Fund's principal executive offices by March 1, 2007.  In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Fund at the Fund's principal executive offices not later than May 15, 2007.

Other Matters

The management of the Fund knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

Very truly yours,

(signature)

W. Richard Mason, Secretary of the Fund
June 29, 2006

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Annual Meeting July 25, 2006

APPENDIX A

Mosaic Funds
Mosaic Government Money Market, Mosaic Equity Trust,
Mosaic Income Trust and Mosaic Tax-Free Trust and the
Madison Strategic Sector Premium Fund

Audit Committee Charter
As Amended and Restated Effective November 21, 2005

Membership and Qualifications of the Audit Committee

The Audit Committee shall consist of all of the Independent Trustees on the Board. No member of the Audit Committee shall be an "interested person" of any of the above referenced investment company Trusts, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, nor shall any member receive any compensation from any such Trusts except compensation for service as a member of the Trust’s Board of Trustees ("Board") or a committee of the Board. The Board shall determine which members of the Audit Committee qualify as an "audit committee financial expert" as defined in Item 3 of Form N-CSR and shall annually thereafter determine whether (1) there have been any changes to such definition that would result in a previously qualified individual from no longer qualifying or (2) there are new Audit Committee members for whom no such qualification decision has been made. Hereinafter, any references to a Trust or the Trusts shall refer to the above referenced investment companies.

Purposes of the Audit Committee

The purposes of the Audit Committee are:

a. to oversee the accounting and financial reporting processes of each Trust and each of its series, if any, and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers;

b. to oversee the quality and integrity of each Trust’s financial statements and the independent audit thereof;

c. to oversee, or, as appropriate, assist Board oversight of, each Trust’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits;

d. to approve prior to appointment the engagement of each Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent auditors; and

e. to act as a liaison between the Trusts’ independent auditors and the full Board.

The independent auditors for the Trusts shall report directly to the Audit Committee.

Duties and Powers of the Audit Committee

To carry out its purposes, the Audit Committee shall have the following duties and powers:

a. to approve prior to appointment the engagement of auditors to annually audit and provide their opinion on each Trust’s financial statements, to recommend to those Board members who are not "interested persons" (as that term is defined in Section 2(a)(19) of the Investment Company Act) the selection, retention or termination of the Trusts’ independent auditors and,

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Annual Meeting July 25, 2006

in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors.

b. to approve prior to appointment the engagement of the auditor to provide other audit services to the Fund or to provide non-audit services to any Trust, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser ("adviser affiliate") that provides ongoing services to a Trust, if the engagement relates directly to the operations and financial reporting of such Trust;

c. to develop, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the engagement of the Trusts’ auditors to provide any of the services described in (b) above;

d. to consider the controls applied by the auditors and any measures taken by management in an effort to assure that all items requiring pre-approval by the Audit Committee are identified and referred to the Committee in a timely fashion;

e. to consider whether the non-audit services provided by the Trusts’ auditor to the Trusts’ investment adviser or any adviser affiliate that provides ongoing services to a Trust, which services were not pre-approved by the Audit Committee, are compatible with maintaining the auditor’s independence;

f. to review the arrangements for and scope of the annual audit and any special audits;

g. to review and approve the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service;

h. to consider information and comments from the auditors with respect to the Trusts’ accounting and financial reporting policies, procedures and internal control over financial reporting (including each Trust’s critical accounting policies and practices), to consider management’s responses to any such comments and, to the extent the Audit Committee deems necessary or appropriate, to promote improvements in the quality of each Trust’s accounting and financial reporting;

i. to consider information and comments from the auditors with respect to, and meet with the auditors to discuss any matters of concern relating to, the Trusts’ financial statements, including any adjustments to such statements recommended by the auditors, and to review the auditors’ opinion on the Trusts’ financial statements;

j. to resolve disagreements between management and the auditors regarding financial reporting;

k. to review with the Trusts’ principal executive officer and/or principal financial officer in connection with required certifications on Form N-CSR any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in the Trusts’ internal control over financial reporting;

l. to establish procedures for the receipt, retention and treatment of complaints received by any Trust relating to accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of (i) any Trust, (ii) the adviser or distributor of any Trust or (iii) any other affiliated entity of any Trust or its adviser or distributor of concerns about accounting or auditing matters, and to address reports from attorneys or auditors of possible violations of federal or state law or fiduciary duty;

m. to investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with a Trust’s accounting or financial reporting;

n. to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and

o. to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter.

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Committee, for payment of compensation to the auditors for the purpose of conducting the audit and rendering their audit report, the authority to retain and compensate special counsel and other experts or consultants as the Committee deems necessary, and the authority to obtain specialized training for Audit Committee members, at the expense of a Trust or series, as appropriate. The Audit Committee may delegate

Madison Strategic Sector Premium Fund                                                                                                                                                                        Page 15
Annual Meeting July 25, 2006

any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

Role and Responsibilities of the Audit Committee

The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the auditor's responsibility to plan and carry out a proper audit. Specifically, Trusts’ management is responsible for: (1) the preparation, presentation and integrity of each Trust’s financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Trusts’ service providers, including the auditors.

Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of a Trust’s financial statements by the Audit Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of any Trust’s management for preparing, or the independent auditors for auditing, the financial statements. Members of the Audit Committee are not full-time employees of the Trusts and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures. In discharging their duties the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Trusts whom the member reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the member reasonably believes are within the person’s professional or expert competence; or (3) a Board committee of which the Audit Committee member is not a member.

Operations of the Audit Committee

a. The Audit Committee shall meet on a regular basis and at least four times annually (coinciding with the regularly scheduled quarterly meeting of the Joint Boards of the Trusts) and is empowered to hold special meetings as circumstances require. In addition to the regularly scheduled meetings, the Chairman or a majority of the members shall be authorized to call a special meeting of the Audit Committee and send notice thereof.

b. The Audit Committee shall ordinarily meet in person; however, members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and by the Trust’s bylaws.

c. The Audit Committee shall have the authority to meet privately and to admit non-members individually by invitation.

d. The Audit Committee shall regularly meet, in separate executive sessions, with representatives of Trust management and the Trusts’ independent auditors. The Committee may also request to meet with internal legal counsel and compliance personnel of the Trusts’ investment adviser and with entities that provide significant accounting or administrative services to the Trusts to discuss matters relating to any Trust’s accounting and compliance as well as other Trust-related matters.

e. The Audit Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

f. The Audit Committee shall select one of its members to be the Chairman and may select a Vice Chair. The Chairman shall be elected by the Audit Committee annually. The annual election of the Chairman shall be held during a July meeting of the Audit Committee. If more than one member of the Audit Committee has qualified as an "audit committee financial expert," then the Audit Committee shall select among one of its qualified members to be the

Madison Strategic Sector Premium Fund                                                                                                                                              Page 16
Annual Meeting July 25, 2006

Audit Committee Financial Expert by electing the Audit Committee Financial Expert annually. The annual election of the Audit Committee Financial Expert shall be held during a July meeting of the Audit Committee.

g. A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Audit Committee present at a meeting at which a quorum is present shall be the action of the Committee.

h. The Board shall adopt and approve this Charter and may amend it on the Board’s own motion. The Audit Committee shall review this Charter at least annually and recommend to the full Board any changes the Committee deems appropriate.

Madison Strategic Sector Premium Fund                                                                                                                                                                        Page 17
Annual Meeting July 25, 2006

Mosaic Funds
Madison Strategic Sector Premium Fund
Audit Committee
Policies and Procedures

Presented to the Audit Committee of Mosaic Funds on January 26, 2004 and to the Audit Committee of the Madison Strategic Sector Premium Fund on March 2, 2005

Procedures Regarding Pre-Approval of Non-Audit Services

The Audit Committee shall pre-approve any audit services provided to any Trust. The initial approval shall occur within thirty days before or after the beginning of a fiscal year of any Trust and, if provided for Trusts with fiscal years ending September 30, may include approval for Trusts with fiscal years ending the next December 31. Any such approval shall be based on the presentation prepared by the proposed Independent Auditor that demonstrates compliance with applicable Securities Law requirements and the recommendation of the Trust’s investment adviser.

No Independent Auditor to any Trust shall perform non-audit services on behalf of any Trust, any affiliated entity of any Trust or any non-fund managed by a Trust affiliate without obtaining pre-approval for such non-audit services by the Audit Committee. In considering whether to grant such preapproval, the Audit Committee shall consider whether providing such services would affect the independence or capabilities of the auditor. Any such preapproval shall be provided at a regularly scheduled meeting of the Audit Committee and documented in the minutes of the Audit Committee. To the extent necessary, approval can be obtained by unanimous consent of the Audit Committee.

In approving non-audit services, the Audit Committee shall consider whether any services are ancillary to audit services provided. For example, tax return review or preparation on behalf of any audited Trust is ancillary to audit services since it involves knowledge and familiarity with financial statements. As a result, such services could be routinely approved. By comparison, consulting regarding potentially lucrative marketing approaches would not be considered ancillary to an audit.

Procedures Regarding Complaints

The Chairperson of the Audit Committee shall, upon his or her annual election, confirm with the Chief Financial Officer of the Trusts, the Chief Compliance Officer of the Trusts, the Trusts’ portfolio accountant and any other personnel employed by the Trusts’ investment advisor (which confirmation may be provided on his or her behalf and documented in writing or by email delivery or other electronic means) that any of such individuals are expected to alert the Chairman directly regarding any concerns about accounting or auditing matters.* The current Chairperson’s telephone number shall be included on the advisor’s internal telephone directory for ease of employee access. The Audit Committee shall raise any such issues with the full Board, with the investment adviser to the Trust or with legal counsel to the Independent Trustees that it deems appropriate under the circumstances regarding any such matters. To the extent such matters are not resolved through such process, the Audit Committee shall consult with legal counsel to the Independent Trustees and shall take appropriate action as recommended by such counsel.

The Audit Committee shall receive any reports from attorneys or the Trusts’ independent auditors of possible violations of federal or state law or fiduciary duty by the Trusts or any service provider affiliate of the Trusts or any affiliates of such service providers. To ensure such receipt, the Chairperson of the Audit Committee shall, upon his or her annual election, confirm with the engagement partner of the independent auditor and with counsel to the Trust regarding their

Madison Strategic Sector Premium Fund                                                                                                                                              Page 18
Annual Meeting July 25, 2006

obligation to provide copies of any such reports directly to the Audit Committee (which confirmation may be provided on his or her behalf and documented in writing or by email delivery or other electronic means). The Audit Committee shall consult with legal counsel to the Independent Trustees upon receipt of any such report and shall take appropriate action as recommended by such counsel.

The Audit Committee Chairperson shall determine, in his or her sole discretion or in consultation with one or more additional members of the Audit Committee, the manner for maintaining any confidential and anonymous communications with any employees or service providers to the Trusts. The Audit Committee recognizes that Mosaic Funds (and any Madison closed-end funds) is a small mutual fund complex and that anonymity, while a laudable goal, is not a luxury that is likely to exist. As a result, the Audit Committee shall, to the extent practical, discuss matters with legal counsel to the Independent Trustees regarding the appropriate manner of handling any such situation. To the extent any written materials or reports will not be included in the formal Audit Committee Minutes, counsel to the Independent Trustees shall maintain the confidential records of such written materials.

General Procedures

To the extent not otherwise specified, any action required to be taken by the Audit Committee under these procedures may be initiated by any member of the Audit Committee.

* Sample language to be used for this purpose could be as follows: "I have been elected Chairperson of the Audit Committee of Mosaic Funds. In this capacity, I am writing you to let you know that you may and should contact me directly with regard to any accounting, internal accounting control or auditing matters that you believe are being handled incorrectly or regarding any positions that you are uncomfortable taking regarding these matters. You can write me directly, you can call me, email me or, if you prefer, you can contact me anonymously by sending me a letter without even identifying yourself. My contact information is: Name, address, email address, phone number. I will not take any action that could jeopardize your job at Madison or Mosaic and will keep your communication with me confidential.

Madison Strategic Sector Premium Fund                                                                                                                                                                        Page 19
Annual Meeting July 25, 2006

APPENDIX B

Mosaic Government Money Market, Mosaic Equity Trust,
Mosaic Income Trust and Mosaic Tax-Free Trust and the
Madison Strategic Sector Premium Fund

Nominating and Governance Committee Charter

(Approved for the Madison Strategic Sector Premium Fund as of March 2, 2005, and approved for Mosaic Funds as of May 19, 2005, amended effective November 21, 2005)

I. Purposes and Organization of the Nominating and Governance Committee

The purposes of the Nominating and Governance Committee (the "Committee") of the Board of Trustees (the "Board") of the respective investment company trust identified above (each, a "Trust" and together "the Trusts") is to review matters pertaining to the composition, committees, and operations of the Board. Members of the Committee may not be "interested persons" of any Trust, as such term is defined in the Investment Company Act of 1940, as amended ("Interested Persons"). The Committee shall have the following duties and powers:

  To evaluate and recommend all candidates for election or appointment as members of the Board and recommend the appointment of members and chars of each Board committee.
  To review policy matters affecting the operation of the Board and Board committees and make such recommendations to the Board as deemed appropriate by the Committee.
  To evaluate periodically the effectiveness of the Board and Board Committees and make such recommendations to the Board as deemed appropriate by the Committee.

The Committee shall meet annually (or more frequently, if needed) and be empowered to hold special meetings, as circumstances require. Any action of the Committee shall be taken by the unanimous vote of the members. Any action of the Committee may be taken without a meeting if all of the members of the Committee consent thereto in writing.

II. Trustee Qualification Decisions by Committee for Trustee Nominees

The Committee requires that Trustee candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise and (v) overall diversity of the Board’s composition.

II. Trustee Identification Decisions by Committee for Trustee Nominees

In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Trust’s current Trustees, (ii) the Trust’s officers, (iii) the Trust’s investment advisor(s), (iv) the Trust’s shareholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the expense of the Trust(s) to identify potential candidates.

III. Consideration by Committee of Candidates Recommended by Shareholders

The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to

Madison Strategic Sector Premium Fund                                                                                                                                                                        Page 20
Annual Meeting July 25, 2006

properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A will not be considered by the Committee).

Appendix A to Nominating and Governance Committee Charter

Procedures for Shareholders to Submit Nominee Candidates

(Approved for the Madison Strategic Sector Premium Fund as of March 2, 2005, and approved for Mosaic Funds as of May 19, 2005, amended effective November 21, 2005)

A Trust shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee’s consideration.

The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the respective Trust, to the attention of the Secretary, at the Address of the principal executive offices of the Trust

The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Trust not less than one hundred and twenty (120) calendar days nor more than one hundred and fifty (150) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and citizenship of the person recommended by the shareholder (the "candidate"); (B) the class or series and number of all shares of the applicable Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e), (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 1aA) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the class or series and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

Madison Strategic Sector Premium Fund

[Shareholder name and address]

Annual Meeting Proxy Card

A.  Election of Trustee

1. The Board of Trustees recommends a vote FOR the election of the following Class I trustee of the Madison Strategic Sector Premium Fund to serve until the Fund's 2009 Annual Meeting of Shareholders or until a successor shall have been elected and qualified

01 - Philip E. Blake    For [   ]  Withhold [  ]

2. To transact such other business as may properly come before the Annual Meetig and any adjournment or postponement thereof.

Shares represented by this proxy will be voted as directed by the shareholder. If no directions are indicated, the Proxyholders will have authority to vote FOR the electon of the trustee.  In their discretion, the Proxyholders are authorized to vote upon such other business as may properly come before the Annual Meeting.

B. Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please complete, sign, date and return this proxy card promptly using the enclosed reply envelope.

Please sign exactly as your name appears herein.  Joint owners should each sign.   When signing as attorny, executor, administrator, trustee or guardian, please give full title as such.

Signature 1 - Please keep signature within the box

[                          ]

Signature 2 - Please keep signature within the box

[                          ]

Date (mm/dd/yyyy)

[ ][ ]/[ ][ ]/[ ][ ][ ][ ]

Madison Strategic Sector Premium Fund
Annual Meeting to be held on 07/25/06 at 10:00 A.M. CDT for holders as of 06/22/06

You may enter your voting instructions at (applicable telephone number) or (applicable URL) up until 11:59 Eastern Time the day before the cut-off or meeting date.

(control number)

CUSIP 558268108

Directors

Directors Recommend:  A vote for election of the following nominees

1 - 01-Philip E. Blake

[  ] For all nominees

[  ] Withhold all nominees

[  ] Withhold authoriity to vote for any individual nominee.  Write number(s) of nominees(s) below.

Use number only ________________

Please indicate your proposal selection by firmly placing and "X" in the appropriate numbered box with blue or black ink only [X]

See voting instruction no 1 on reverse

(account number)

CUSIP 558268108

(control number)

(client number)

Place "X" here if you plan to attend and vote your shares at the meeting [  ]

ADP
51 Mercedes Way
Edgewood NY 11717

Important notice regarding delivery of security holder documents (HH)

Householding Election

IH) Mark "FOR" to enrill this account to receive certain future shareholder communications in a single package per household.  Mark "AGAINST" if you do not want to participate.  To change your election in the future, call 1-800-542-1061.   See accompanying page for more information about this election.

For [  ]  Against [  ]

Madison Investment Advisors
550 Science Drive
Madison, WI
53711

_______________________________    ____________
Signatures                                                   Date

PLEASE RETAIN FOR YOUR RECORDS

HOUSEHOLDING ELECTION

This notice is appearing in this mailing on behalf of your Broker or Bank.  In December 2000, the Securities and Exchange Commission enacted a new rule that allows multiple shareowners residing at the same address the convenience of receiving a single copy of proxy and information statements, annual reports and prospectuses if they consent to do so.  This is known as "Householding."  Please note that if you do not respond, Householding will start 60 days after the mailing of this notice.  We will allow Householding only upon certain conditions.  Some of those conditions are:

  The Issuer agrees to have its documents Householded,
  You agree to or do not object to the Householding of your materials,
  You have the same last name and exact address as another shareowner(s),
  Consistency with your Broker or Bank's practices.

If all of these conditions are met, and Securities and Exchange Commission regulations allow, your household will receive a single copy of proxy and information statements, annual reports and prospectuses.

The HOUSEHOLDING ELECTION (HH), which appears on the accompanying voting form, is not an issuer propsoal.  If you wish to participate in Householding please indicate "FOR" on the enclosed Voting Instruction Form and Householding will begin immediately.  If you do not wish to participate in the Householding of investor communications, please indicate "AGAINST".  Your affirmative or implied consent to Household will remain in effect until you revoke it by callig the telephone number listed in the HOUSEHOLDING ELECTION paragraph.  If you revoke your Householding election, each primary account holder will begin receiving individual copies within 30 days of your revocation.